                                                                     EXHIBIT 3.3


         COMMON STOCK                                                                                         PAR VALUE 1 CENT EACH
            NUMBER                                                                                                    SHARES
           [S      ]                        [SUNSHINE MINING AND REFINING COMPANY LOGO]                              [      ]


INCORPORATED UNDER THE LAWS       THIS CERTIFIES THAT                                                          CUSIP 867833 60 0
 OF THE STATE OF DELAWARE
                                                                                                               SEE REVERSE FOR
                                                                                                               CERTAIN DEFINITIONS

THIS CERTIFIES THAT





IS THE OWNER OF


                                    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                                                       CERTIFICATE OF STOCK


SUNSHINE MINING AND REFINING COMPANY (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This
Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation.


DATED:  2/8/01                                                [SEAL]                     2/8/01

/s/ MARY JO WILLIAMS                                                                /s/   JOHN S. SIMKO

                           SECRETARY                                                          CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:

         AMERICAN STOCK TRANSFER & TRUST COMPANY

BY                                                                                     TRANSFER AGENT
                                                                                        AND REGISTRAR,

                                                                                /s/ [ILLEGIBLE]

                                                                                    AUTHORIZED SIGNATURE.
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                  [SUNSHINE MINING AND REFINING COMPANY LOGO]

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE
CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS
PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________,

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________



                                     X_______________________________________
                                                 (SIGNATURE)

                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

                                     X_______________________________________
                                                 (SIGNATURE)

                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN "ELIGIBLE GUARANTOR INSTITUTION"
                                     AS DEFINED IN RULE 17Ad-15 UNDER THE
                                     SECURITIES EXCHANGE ACT OF 1934, AS
                                     AMENDED.

                                     _________________________________________
                                     SIGNATURE(S) GUARANTEED BY: